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                                                                   EXHIBIT 99.30

                      MONTHLY CERTIFICATEHOLDERS' STATEMENT

                      FIRST USA BANK, NATIONAL ASSOCIATION

              -----------------------------------------------------
                FIRST USA CREDIT CARD MASTER TRUST, SERIES 2001-4
              -----------------------------------------------------

                   Monthly Period:                  12/1/01 to
                                                    12/31/01
                   Distribution Date:               1/10/02
                   Transfer Date:                   1/9/02

Under Section 5.02 of the Pooling and Servicing Agreement dated as of September 1, 1992 (the "Pooling and Servicing Agreement") by and between First USA Bank, National Association, (the "Bank") and The Bank of New York (Delaware), as trustee (the "Trustee") the Bank, as Servicer, is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the First USA Credit Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date noted above and with respect to the performance of the Trust during the month noted above is set forth below. Certain information is presented on the basis of an original principal amount of $1,000 per Series 2001-4 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amount for the Trust as a whole. Capitalized terms used in this Monthly Certificateholders' Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

A.   Information Regarding the Current Monthly Distribution.
     ------------------------------------------------------

     1. The total amount of the distribution to
        Certificateholders on the Distribution
        Date per $1,000 original certificate
        principal amount
                                        Class A                         $1.87938
                                        Class B                         $2.10326
                                        Collateral Invested Amount      $2.61993

     2. The amount of the distribution set forth
        in paragraph 1 above in respect of
        interest on the Certificates, per $1,000
        original certificate principal amount
                                        Class A                         $1.87938
                                        Class B                         $2.10326
                                        Collateral Invested Amount      $2.61993

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MONTHLY CERTIFICATEHOLDERS' STATEMENT                             Series 2001-4
Page 2


     3. The amount of the distribution set forth
        in paragraph 1 above in respect of
        principal on the Certificates, per $1,000
        original certificate principal amount
                                   Class A                       $       0.00000
                                   Class B                       $       0.00000
                                   Collateral Invested Amount    $       0.00000

B.   Information Regarding the Performance of the Trust.
     --------------------------------------------------

     1. Allocation of Principal Receivables.
        -----------------------------------

        The aggregate amount of Allocations of
        Principal Receivables processed during
        the Monthly Period which were allocated
        in respect of the Certificates
                                   Class A                       $ 88,434,880.30
                                   Class B                       $  6,831,800.56
                                   Collateral Invested Amount    $ 10,014,209.16
                                                                 ---------------
                                   Total                         $105,280,890.02

     2. Allocation of Finance Charge Receivables
        ----------------------------------------
        (a1) The aggregate amount of Allocations
             of Finance Charge Receivables
             processed during the Monthly Period
             which were allocated in respect of
             the Certificates
                                   Class A                       $  8,620,005.81
                                   Class B                       $    665,938.23
                                   Collateral Invested Amount    $    976,111.18
                                                                 ---------------
                                   Total                         $ 10,262,055.22

        (b1) Principal Funding Investment
             Proceeds (to Class A)                               $          0.00
        (b2) Withdrawals from Reserve Account
             (to Class A)                                        $          0.00
                                                                 ---------------
             Class A Available Funds                             $  8,620,005.81

        (c1) Principal Funding Investment
             Proceeds (to Class B)                               $          0.00
        (c2) Withdrawals from Reserve Account (to
             Class B)                                            $          0.00
             Class B Available Funds                             $    665,938.23

        (d1) Principal Funding Investment
             Proceeds (to CIA)                                   $          0.00
        (d2) Withdrawals from Reserve Account (to
             CIA)                                                $          0.00
             Collateral Interest Available Funds                 $    976,111.18

        (e1) Total Principal Funding Investment
             Proceeds                                            $          0.00
        (e2) Investment Earnings on deposits to
             Reserve Account                                     $          0.00

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MONTHLY CERTIFICATEHOLDERS' STATEMENT                              Series 2001-4
Page 3


   3. Principal Receivable / Investor Percentages
      -------------------------------------------

      (a) The aggregate amount of Principal
          Receivables in the Trust as of
          12/31/01                                           $34,981,034,983.51


      (b) Invested Amount as of 12/31/01
          (Adjusted Class A Invested Amount
          during Accumulation Period)
                                Class A                      $   600,000,000.00
                                Class B                      $    46,428,000.00
                                Collateral Invested Amount   $    67,858,000.00
                                                             ------------------
                                Total                        $   714,286,000.00

      (c) The Floating Allocation Percentage:
                                Class A                                   1.739%
                                Class B                                   0.134%
                                Collateral Invested Amount                0.197%
                                                             ------------------
                                Total                                     2.070%

      (d) During the Accumulation Period: The
          Invested Amount as of _____ (the last
          day of the Revolving Period)
                                Class A                      $             0.00
                                Class B                      $             0.00
                                Collateral Invested Amount   $             0.00
                                                             ------------------
                                Total                        $             0.00

      (e) The Fixed/Floating Allocation
          Percentage:
                                Class A                                   1.739%
                                Class B                                   0.134%
                                Collateral Invested Amount                0.197%
                                                             ------------------
                                Total                                     2.070%


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MONTHLY CERTIFICATEHOLDERS' STATEMENT                             Series 2001-4
Page 4


   4. Delinquent Balances.
      -------------------

      The aggregate amount of outstanding
      balances in the Accounts which were
      delinquent as of the end of the day on the last day of the Monthly Period

      (a) 30 - 59 days                                         $  523,818,312.65
      (b) 60 - 89 days                                         $  379,140,322.18
      (c) 90 - 119 days                                        $  282,026,938.94
      (d) 120 - 149 days                                       $  211,723,033.23
      (e) 150 - 179 days                                       $  174,776,310.60
      (f) 180 or more days                                     $            0.00
                                   Total                       $1,571,484,917.60

   5. Monthly Investor Default Amount.
      -------------------------------

      (a) The aggregate amount of all defaulted
          Principal Receivables written off as
          uncollectible during the Monthly Period
          allocable to the Invested Amount (the
          aggregate "Investor Default Amount")
                                   Class A                     $    2,868,426.08
                                   Class B                     $      221,584.51
                                   Collateral Invested Amount  $      324,812.46
                                                               -----------------
                                   Total                       $    3,414,823.05


   6. Investor Charge-Offs & Reimbursements of Charge-Offs.
      ----------------------------------------------------

      (a) The aggregate amount of Class A
          Investor Charge-Offs and the reductions
          in the Class B Invested Amount and the
          Collateral Invested Amount
                                   Class A                     $            0.00
                                   Class B                     $            0.00
                                   Collateral Invested Amount  $            0.00
                                                               -----------------
                                   Total                       $            0.00

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MONTHLY CERTIFICATEHOLDERS' STATEMENT                             Series 2001-4
Page 5


      (b) The aggregate amount of Class A Investor Charge-
          Offs reimbursed and the reimbursement of reductions in the Class B Invested Amount and the Collateral Invested Amount

                            Class A                              $         0.00
                            Class B                              $         0.00
                            Collateral Invested Amount           $         0.00
                                                                 --------------
                            Total                                $         0.00


  7.  Investor Servicing Fee
      ----------------------
      (a) The amount of the Investor Monthly Servicing Fee payable by the Trust to the Servicer for the Monthly Period

                            Class A                              $   750,000.00
                            Class B                              $    58,035.00
                            Collateral Invested Amount           $    84,822.50
                                                                 --------------
                            Total                                $   892,857.50


  8.  Reallocated Principal Collections
      ---------------------------------
         The amount of Reallocated Collateral Interest
         Principal Collections and Class B Principal
         Collections applied in respect of Interest
         Shortfalls, Investor Default Amounts or
         Investor Charge-Offs for the prior month.

                            Class B                              $         0.00
                            Collateral Invested Amount           $         0.00
                                                                 --------------
                            Total                                $         0.00

  9.  Collateral Invested Amount
      --------------------------
      (a) The amount of the Collateral Invested Amount
          as of the close of business on the related
          Distribution Date after giving effect
          to withdrawals, deposits and payments to be
          made in respect of the preceding month                 $67,858,000.00

  10. The Portfolio Yield
      -------------------
       The Portfolio Yield for the related Monthly Period                 11.50%

  11. The Base Rate
      -------------
       The Base Rate for the related Monthly Period                        4.28%

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 MONTHLY CERTIFICATEHOLDERS' STATEMENT                           Series 2001-4
 Page 6

C   Information Regarding the Principal Funding Account
    ---------------------------------------------------

      1.  Accumulation Period

      (a) Accumulation Period Commencement Date                      04/01/2006

      (b) Accumulation Period Length (months)                                 1

      (c) Accumulation Period Factor                                       1.00

      (d) Required Accumulation Factor Number                                 8

      (e) Controlled Accumulation Amount                        $714,286,000.00

      (f) Minimum Payment Rate (last 12 months)                           12.86%

      2.  Principal Funding Account
          -------------------------

          Beginning Balance                                     $          0.00
            Plus: Principal Collections for related Monthly
                  Period from Principal Account                            0.00
            Plus: Interest on Principal Funding Account
                  Balance for related Monthly Period                       0.00

            Less: Withdrawals to Finance Charge Account                    0.00
            Less: Withdrawals to Distribution Account                      0.00
                                                                ---------------
          Ending Balance                                                   0.00

      3.  Accumulation Shortfall
          ----------------------

                The Controlled Deposit Amount for the previous
                Monthly Period                                  $          0.00

          Less: The amount deposited into the Principal Funding
                Account for the Previous Monthly Period         $          0.00

                Accumulation Shortfall                          $          0.00

                                                                ---------------
                Aggregate Accumulation Shortfalls               $          0.00

      4.  Principal Funding Investment Shortfall
          --------------------------------------

                Covered Amount                                  $          0.00

          Less: Principal Funding Investment Proceeds           $          0.00

                                                                ---------------
                Principal Funding Investment Shortfall          $          0.00
                                                                ---------------


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 MONTHLY CERTIFICATEHOLDERS' STATEMENT                           Series 2001-4
 Page 7

D. Information Regarding the Reserve Account
   -----------------------------------------

      1. Required Reserve Account Analysis
         ---------------------------------

         (a) Required Reserve Account Amount percentage                 0.00000%

         (b) Required Reserve Account Amount ($)                       $   0.00
             (.5% of Class A Invested Amount or other amount designated by Transferor)

         (c) Required Reserve Account Balance after effect of
             any transfers on the Related Transfer Date                $   0.00

         (d) Reserve Draw Amount transferred to the Finance
             Charge Account on the Related Transfer Date               $   0.00

      2. Reserve Account Investment Proceeds
         -----------------------------------
         Reserve Account Investment Proceeds transferred to the
         Finance Charge Account on the Related Transfer Date           $   0.00

      3. Withdrawals from the Reserve Account
         ------------------------------------
         Total Withdrawals from the Reserve Account transferred
         to the Finance Charge Account on the related Transfer         $   0.00
         Date (D.1.(d) plus D.2. above)

      4. The Portfolio Adjusted Yield
         ----------------------------
         The Portfolio Adjusted Yield for the related Monthly Period       7.82%

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MONTHLY CERTIFICATEHOLDERS' STATEMENT
Signature Page



                                        First USA Bank, National Association
                                        as Servicer


                                        By:   /s/ Tracie Klein
                                              ------------------------------
                                              Tracie Klein
                                              First Vice President